                                                                     Exhibit 3.1

[LOGO GOUVERNEMENT
DU QUEBEC]          GOUVERNEMENT DU QUEBEC
                    INSPECTOR GENERAL OF
                    FINANCIAL INSTITUTIONS
                                                     CERTIFICATE OF AMALGAMATION
                                                     Companies Act, Part IA
                                                     (R.S.Q. chap. C-38)




                           I hereby attest that the companies mentioned in the articles of amalgamation attached have amalgamated, under the authority of Part IA of the Companies Act, into a single Company using the Company name


                           VIDEOTRON LTEE


                           AS INDICATED IN THESE ARTICLES.







SEPTEMBER 1, 1989

2736-2847
                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

[LOGO GOUVERNEMENT
DU QUEBEC]          Government of Quebec
                    INSPECTOR GENERAL OF
                    FINANCIAL INSTITUTIONS         Form 6
                                                   ARTICLES OF AMALGAMATION
                                                   Companies Act, R.S.Q. c. c-38
                                     Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------
2. Judicial district of Quebec in        3. Precise number or minimum and     4. Date of coming into force of
   which the Company has its head        maximum number of directors          later than date of filing
   office
                                         MINIMUM: 9                           SEPTEMBER 1, 1989
MONTREAL                                 MAXIMUM 15

-------------------------------------------------------------------------------------------------------------

5.  Description of share capital

SCHEDULE A ATTACHED IS AN INTEGRAL PART OF THIS FILING.
-------------------------------------------------------------------------------------------------------------
6.  Restrictions on transfer of shares, if any

SCHEDULE B ATTACHED IS AN INTEGRAL PART OF THIS FILING.
-------------------------------------------------------------------------------------------------------------
7.  Limits imposed on its activity, if any

SCHEDULE C ATTACHED IS AN INTEGRAL PART OF THIS FILING.
-------------------------------------------------------------------------------------------------------------
8.  Other provisions

SCHEDULE D ATTACHED IS AN INTEGRAL PART OF THIS FILING.
-------------------------------------------------------------------------------------------------------------
9.  Names of amalgamating companies                     Signature of an authorized director

-------------------------------------------------------------------------------------------------------------
TELECABLE ST-DAMIEN INC.                                       [signed]
VIDEOTRON LTEE                                                 [signed]

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment.


                                                     2736-2847

-----------------------------
For official use only:

Gouvernement du Quebec
        filed on
         Aug. 22, 1989

Inspector General of
Financial Institutions
-----------------------------

SCHEDULE A

5.                DESCRIPTION OF SHARE CAPITAL

         The authorized share capital of the Company consists of an unlimited number of preferred shares with no par value that can be issued in series (the "preferred shares in series"), of which a first series designated "Series A Preferred Shares" which consists of one thousand (1,000) Series A Preferred Shares, a second series designated "series B Preferred Shares" which consists of one thousand (1,000) Series B Preferred Shares, and a third series designated "Series C Preferred Shares" which consist of one hundred (100) series C Preferred Shares, and of three million (3,000,000) common shares with no par value.

1.       PREFERRED SHARES IN SERIES

         The preferred shares in series, as a class, have the following rights, privileges, conditions and restrictions and are subject to them:

         1.1      ISSUANCE IN SERIES

                  Subject to the rights, privileges, conditions and restrictions associated with any series outstanding at any time, the preferred shares in series may, at any time and from time to time, be issued in one or several series, each series consisting of the number of shares that is determined before they are issued by resolution of the Board of Directors of the Company, except with respect to series A, series B and Series C Preferred Shares, about which specific provisions are stipulated below.

         1.2      PROVISIONS APPLICABLE TO THE SERIES

                  Subject to the provisions that follow, which apply to the preferred shares in series of all the series, as well as the rights, privileges, conditions and restrictions applicable to any class or any series of shares outstanding at any time, including the series A, series B and Series C Preferred Shares, and subject to the relevant provisions of the COMPANIES ACT, the directors have the right to determine by means of a resolution duly adopted before the issuance of preferred shares in series for each series and without it being necessary to have recourse to the adoption of a by-law ratified by the shareholders, the number and designation of the preferred shares in series of such a series as well as the rights, privileges, conditions and restrictions applicable to the preferred shares in series of such a series, including but without restricting the scope of the preceding, the rate, amount or method of calculation and the terms of payment of dividends, whether cumulative or not, as well as the conditions and terms of redemption or purchase, and the directors, before issuing the preferred shares in series of such a series, shall amend the articles of the Company in order to include in them, as appropriate, the number and designation as well as the rights, privileges, conditions and restrictions determined for the preferred shares in series of such a series.

         1.3      PRIORITY WITH RESPECT TO DIVIDENDS

                  The registered holders of the preferred shares in series have the right to receive, during each fiscal year of the Company, when declared by the directors of the Company, preferred dividends that are cumulative or non cumulative and payable at the times, at the rates and for the amounts and at the place(s) provided by the directors with respect to each series before the issuance of any preferred shares in series of such a series.

                  No dividend may be declared and paid or set aside for payment at any time whatever throughout the fiscal year of the Company, on or with respect to any other share of its capital share, unless all the dividends accumulated on all the preferred shares in series with cumulative dividends have been declared and paid or set aside for payment. The holders of preferred shares in series have no right to a dividend other than the preferred dividends that have been determined specifically with respect to each series before the issuing of the preferred shares in series for each such series.

         1.4      RIGHT TO PURCHASE

                  Subject to the provisions of section 123.53 of the COMPANIES ACT, the Company is entitled, at its discretion, with respect to the preferred shares in series of any of the series that according to the relevant provisions may be purchased by the Company, to buy for cancellation, at any time, all or at some time any part of the preferred shares in series then outstanding of that series, by acquiring such shares by tender or, with the unanimous consent of the holders of preferred shares in series of that series, by private agreement, at the prices that are determined by the directors of the Company but not exceeding their redemption price stipulated below in 1.5.

                  However, in the case of the purchase of shares by tender, the Company must give notice to all holders of preferred shares in series of this series then outstanding in a way prescribed by the by-laws of the Company for notices of meetings, of its intention to ask for tenders and, if two tenders or more for the preferred shares in series of this series at the same price are received and these shares when added to all the shares for which tenders at a lower price have already been received represent a total of shares higher than the number of shares subject to sale at such a date, the Company shall divide up among the shareholders making these tenders at the same price the number of shares necessary to complete the number of shares subject to purchase at that date. Starting on the date of the acquisition of the preferred shares in series of this series, they are cancelled but may be issued again.

         1.5      OPTIONAL AND OBLIGATORY REDEMPTION

                  Subject to the provisions of section 123.53 of the COMPANIES ACT, the Company has the right, at its discretion, with respect to the preferred shares in series of any of the series that, according to the provisions applicable to them, are redeemable, to redeem, at any time, all or, on occasion, any part of the preferred shares in series then outstanding of this series, by giving notice as stipulated below and upon payment of the redemption price that is determined by the directors for each series before the issuance of any preferred shares in series of such a series and, in the case of preferred shares in series of a series with cumulative dividends, of all dividends then accumulated on them and unpaid and, in the case of preferred shares in series of a series with non-cumulative dividends, of all the dividends then declared on them and unpaid, if any.

                  The Company shall however redeem the number or percentage of preferred shares in series of any of the series outstanding that it is required to redeem under the provisions applicable to preferred shares in series of this series and this obligatory redemption shall occur on the dates and at the prices indicated in the provisions applicable to the preferred shares in series of this series.

                  In the case of partial redemption, the preferred shares in series of the series whose shares must be redeemed are selected, as far as possible, proportionally among the holders of all the preferred shares in series of this series then outstanding. The Company, at least fifteen (15) days before the date set for the redemption, gives notice in writing to each person who on the day of the sending of this notice is a registered holder of the preferred shares in series of the series subject to redemption, of the intention of the Company to redeem them. However, any holder of such shares may, without prejudice to the rights of other holders of preferred shares in series of this series, dispense the Company from giving it such notice.

                  Such notice, if any, is given by mailing by registered mail, addressed to the registered holder, at the last address of the holder appearing in the books of the Company or, in case the address of the holder does not appear, at the last known address of the holder. This notice indicates the date and places designated for the payment of the redemption price and, in case of partial redemption, the number of shares subject to redemption held by the person to whom the notice is addressed.

                  If such notice of redemption is given as mentioned above and if an amount sufficient to redeem the preferred shares in series is deposited in a special account at a bank or trust Company designated in the notice or at any other place or places designated in the notice, on the date fixed for the redemption or earlier, the holders of such shares thereafter have no right in or against the Company nor any other right as shareholders of the Company except to receive the payment of the redemption price from the funds so deposited, upon presentation and surrender of the certificates representing such shares called for redemption. Starting on the date of such deposit, the shares so redeemed are considered to have been redeemed and are cancelled.

         1.6      LIQUIDATION AND DISSOLUTION

                  In case of liquidation or dissolution of the Company or any other distribution of the capital, no amount is paid and no asset distributed to the holders of any other class of shares of the share capital of the Company until there has been paid to the holders of the preferred shares in series the total amount of the contribution received in consideration for the preferred shares in series held by them respectively and, in the case of preferred shares in series of a series with cumulative dividends, of all dividends then accumulated on them and unpaid and, in the case of preferred shares in series with non-cumulative dividends, of all dividends then declared on them and unpaid, if any, plus any other amount, if any, that is determined by the directors relative to each series before the issue of any preferred shares in series of such a series, and the holders of the preferred shares in series are entitled to payment, according to their respective rights, of all this money from the assets of the Company, with preference to the holders of shares of any other class of shares of the share capital of the Company and with priority over them. All the rest of the assets and funds of the Company are distributed and paid to the holders of shares of the other classes of shares of the share capital of the Company according to their respective rights.

         1.7      RIGHT TO VOTE

                  Except for expressly contrary provisions contained herein and in the COMPANIES ACT, the holders of preferred shares in series have not thereby any right to vote in the election of directors or for any other purposes and do not have the right to receive notice of meetings of shareholders or to attend them.

         1.8      EQUAL RANK AMONG THE SERIES

                  The preferred shares in series of each series rank equally with the other preferred shares in series of each of the other series with respect to the payment of dividends and the distribution of assets in case of liquidation or dissolution of the Company, whether voluntary or involuntary. However, in the case where the asset is not sufficient to fully reimburse the amount due on the preferred shares in series, the asset is applied, first, to the equal and proportional payment of the contribution received in consideration for the preferred shares in series for each series and second for the equal and proportional payment of the accumulated and unpaid cumulative dividends, whether they were declared or not, and the non-cumulative dividends declared and unpaid.

         1.9      AMENDMENTS

                  As long as there are preferred shares in series outstanding, the Company may not, except with the approval of the holders of the preferred shares in series given in the way mentioned below and after complying with the relevant provisions of the COMPANIES ACT, create any other shares with priority over or having the same rank as the preferred shares in series, liquidate voluntarily or dissolve the Company or conduct any reduction of the capital resulting in the distribution of the assets to other shares of its share capital or revoke, amend or otherwise change any of the provisions herein related to the preferred shares in series.

                  Any approval by the holders of preferred shares in series with respect to any offer on one of the subjects mentioned above is considered to have been given sufficiently if contained in a resolution adopted by two thirds (2/3) at least of the votes expressed by shareholders voting on this resolution at a meeting of the holders of preferred shares in series to which meeting these holders are entitled to one vote per share they hold respectively, or in a document signed by all the holders of preferred shares in series then outstanding. All approval so given is binding on all holders of preferred shares in series.

                  If the proposal infringes the rights of the holders of preferred shares in series of any series in a way or to an extent different from that affecting the rights of the holders of any other series, this proposal, in addition to being approved by the holders of preferred shares in series voting separately, as a class, in the way described above, must also be approved in the same way by the holders of the preferred shares in series of this series, voting separately as a series, and the provisions of this paragraph apply, with the appropriate adjustments, for obtaining this approval.

2.       SERIES A PREFERRED SHARES

         One thousand (1,000) preferred shares in series constitute the first series of the said preferred shares in series or Series A.

         In addition to the provisions applicable to the preferred shares in series as a class, the thousand (1,000) Series A Preferred Shares, with no par value, created hereunder, have the following rights, privileges, conditions and restrictions:

         2.1      DIVIDENDS

                  The registered holders of the Series A Preferred Shares are entitled to receive, during each fiscal year of the Company, if and when declared by the directors of the Company, from the funds available for the payment of dividends, fixed, non-cumulative and preferential dividends at a rate of ten percent (10%) per year, but not more, of the total amount paid for the Series A Preferred Shares.

         2.2      REDEEMABLE AT THE DISCRETION OF THE HOLDER

                  Subject to the provisions of the COMPANIES ACT, each registered holder of Series A Preferred Shares has the right, at his discretion, to require the Company to redeem from him at any time all or on occasion a portion of the Series A Preferred Shares he holds, in accordance with the procedure mentioned below and at the following redemption price, the Company having to pay in addition to this redemption price all declared and unpaid dividends on the Series A Preferred Shares whose redemption is required:

                  2.2.1 the redemption price of each of the Series A Preferred Shares is equal to the excess of the fair market value of the assets or shares received in exchange for the issuance of Series A Preferred Shares on the total of 1) the fair market value of any consideration (other than the Series A Preferred Shares) paid by the Company at this exchange and 2) the value of any obligation assumed by the Company as part of this exchange.

                           If the fair market value of the assets or shares received in exchange for the issuance of the Series A Preferred Shares or the fair market value of any consideration (other than the Series A Preferred Shares) paid by the Company during this exchange, as established in either case, by the department of national revenue, the minister of revenue of Quebec or a court with jurisdiction differs from that established by the auditors of the Company, the redemption price of the Series A Preferred Shares issued as part of this exchange shall be adjusted so as to give effect to the decision of the said ministers of revenue or court with jurisdiction and must be determined from this new market value, this redemption price so adjusted becoming, for all legal purposes, the redemption price of the Series A Preferred Shares issued during this exchange as if it had been originally established as the redemption price of these shares, the Company or any holder of Series A Preferred Shares issued as part of this exchange having to pay or reimburse any amount that may be due in order to give effect to the above.

                  A holder wishing to have redeemed the Series A Preferred Shares in accordance with the above provisions must deposit with the secretary of the Company the certificate(s) representing the Series A Preferred Shares he wishes to have redeemed by the Company, accompanied by a notice indicating the number of Series A Preferred Shares represented by the certificate(s) he wishes to have redeemed. If appropriate, the Company shall issue and deliver to this holder a new share certificate representing the balance of the Series A Preferred Shares whose redemption is not required. Within thirty (30) days after such notice, the Company shall redeem and pay the redemption price of all Series A Preferred Shares so deposited and whose redemption is required.

                  The deposit by a holder of Series A Preferred Shares of the certificate(s) representing such shares in accordance with the above provisions is irrevocable, unless the payment of the redemption price is not duly made by the Company to the holder within the time mentioned above.

                  Starting on the date of payment by the Company of the redemption price of the Series A Preferred Shares whose redemption is required in accordance with the above provisions, these Series A Preferred Shares are considered as having been redeemed and they are cancelled.

                  The preceding notwithstanding, the Company is required to redeem the Series A Preferred Shares whose redemption is required to the extent that such redemption is not contrary to any provision of the laws governing it. If for this reason the Company is able to redeem only a portion of all the Series A Preferred Shares whose redemption is required, the Company shall redeem them, pro-rated, to the closest possible number according to the number of Series A Preferred Shares for which each holder has required redemption.

3.       SERIES B PREFERRED SHARES

         One thousand (1,000) preferred shares in series constitute the second series of the said preferred shares in series or Series B.

         In addition to the provisions applicable to the preferred shares in series as a class, the thousand (1,000) Series B Preferred Shares, with no par value, created hereunder, have the following rights, privileges, conditions and restrictions:

         3.1      DIVIDENDS

                  The registered holders of the Series B Preferred Shares are entitled to receive, during each fiscal year of the Company, if and when declared by the directors of the Company, from the funds available for the payment of dividends, fixed, non-cumulative and preferential dividends at a rate of nine percent (9%) per year, but not more, of the total amount paid for the Series B Preferred Shares.

         3.2      REDEEMABLE AT THE DISCRETION OF THE HOLDER

                  Subject to the provisions of the COMPANIES ACT, each registered holder of Series B Preferred Shares has the right, at his discretion, to require the Company to redeem from him at any time all or on occasion a portion of the Series B Preferred Shares he holds, in accordance with the procedure mentioned below and at the following redemption price, the Company having to pay in addition to this redemption price all declared and unpaid dividends on the Series B Preferred Shares whose redemption is required:

                  3.2.1 the redemption price of each of the Series B Preferred Shares is equal to the excess of the fair market value of the assets or shares received in exchange for the issuance of Series B Preferred Shares on the total of 1) the fair market value of any consideration (other than the Series B Preferred Shares) paid by the Company at this exchange and 2) the value of any obligation assumed by the Company as part of this exchange.

                           If the fair market value of the assets or shares received in exchange for the issuance of the Series B Preferred Shares or the fair market value of any consideration (other than the Series B Preferred Shares) paid by the Company during this exchange, as established in either case, by the department of national revenue, the minister of revenue of Quebec or a court with jurisdiction differs from that established by the auditors of the Company, the redemption price of the Series B Preferred Shares issued as part of this exchange shall be adjusted so as to give effect to the decision of the said ministers of revenue or court with jurisdiction and shall be determined from this new market value, this adjusted redemption price becoming, for all legal purposes, the redemption price of the Series B Preferred Shares issued during this exchange as if it had been originally established as the redemption price of these shares, the Company or any holder of Series B Preferred Shares issued as part of this exchange having to reimburse any amount that may be due in order to give effect to the above.

                           A holder wishing to have redeemed the Series B Preferred Shares in accordance with the above provisions shall deposit with the secretary of the Company the certificate(s) representing the Series B Preferred Shares he wishes to have redeemed by the Company, accompanied by a notice indicating the number of Series B Preferred Shares represented by the certificate(s) he wishes to have redeemed. If appropriate, the Company shall issue and deliver to this holder a new share certificate representing the balance of the Series B Preferred Shares whose redemption is not required. Within thirty (30) days after such notice, the Company must redeem and pay the redemption price of all Series B Preferred Shares so deposited and whose redemption is required.

                           The deposit by a holder of Series B Preferred Shares of the certificate(s) representing such shares in accordance with the above provisions is irrevocable unless the payment of the redemption price is not duly made by the Company to the holder within the time mentioned above.

                           Starting on the date of payment by the Company of the redemption price of the Series B Preferred Shares whose redemption is required in accordance with the above provisions, these Series B Preferred Shares are considered as having been redeemed and they are cancelled.

                           The preceding notwithstanding, the Company is required to redeem the Series B Preferred Shares whose redemption is required only to the extent that such redemption is not contrary to any provision of the laws governing it. If for this reason the Company is able to redeem only a portion of all the Series B Preferred Shares whose redemption has been required, the Company shall redeem them, pro-rated, to the closest possible number according to the number of Series B Preferred Shares for which each holder has required redemption.

4.       SERIES C PREFERRED SHARES

         One hundred (100) preferred shares in series constitute the third series of the said preferred shares in series or Series C.

         In addition to the provisions applicable to the preferred shares in series as a class, the Series C Preferred Shares, with no par value, created hereunder, have the following attributes:

         4.1      DIVIDENDS

                  The registered holders of the Series C Preferred Shares are entitled to receive, during each month of any fiscal year of the Company, if and when declared by the directors of the Company, from the funds available for the payment of dividends, fixed, non-cumulative and preferential dividends at a rate equal to that obtained by dividing by twelve (12) the rate obtained by reducing by three-quarters of one percent (0.75%) the prime rate of the Toronto Dominion Bank in force at the close of business on the last Thursday of the said month but not more, calculated on the total amount of the contribution received in consideration of the Series C Preferred Shares at the times and for the amounts and at the place or places that the Board of Directors may, on occasion, determine. For these purposes, prime rate of the Toronto Dominion Bank means the annual interest rate that the Toronto Dominion Bank, given the market situation, establishes for any given day and announces publicly as being in force and based on which it determines the interest rates on loans it grants in Canada in Canadian dollars. No dividend may be declared or paid or set aside for payment at any time whatsoever during each month of any fiscal year of the Company on or with respect to all other shares of its share capital unless the dividends amounting to the rate mentioned above per share on all the Series C Preferred Shares then outstanding have been declared and paid or set aside for payment. The Series C Preferred Shares do not otherwise participate in the profits or the surplus of assets of the Company.

         4.2      RIGHT OF REDEMPTION AT THE DISCRETION OF THE HOLDER

                  Subject to the provisions of the COMPANIES ACT, each registered holder of Series C Preferred Shares has the right, at his discretion, to ask the Company to redeem from him at any time all or some of the Series C Preferred Shares he holds, for an amount equal to their redemption price or the total amount of the contribution received as consideration for the Series C Preferred Shares subject to redemption plus an amount equal to all dividends then declared by the Company and unpaid.

                  Any holder of Series C Preferred Shares wishing to exercise the option provided herein shall:

                  4.2.1 give notice to the Company, specifying the number of Series C Preferred Shares subject to redemption and the date provided for this redemption, which may not be less than ten (10) days or more than thirty (30) days after the date of the notice; and

                  4.2.2 surrender to the Company the share certificates representing the Series C Preferred Shares subject to redemption. Once these formalities have been performed, the Company must redeem, on the redemption date, the Series C Preferred Shares subject to redemption by paying their holder their redemption price. Starting on the date of redemption, the Series C Preferred Shares so redeemed are cancelled.


5.       COMMON SHARES

         Subject to the rights, privileges, conditions and restrictions associated with the preferred shares in series, the common shares, as a class, confer on their holders equal rights including these:

         a)      to vote at any shareholders' meeting
         b)      to receive any dividend declared by the Company; and
         c)      to share the residue of assets upon dissolution of the Company.

                                   SCHEDULE B

6.       RESTRICTIONS ON THE RIGHT TO TRANSFER THE SHARES

1. So that the Company, or any other Company in which it now or in future may have an interest, may be and remain eligible to obtain, retain and renew one or more licences or authorizations required for the pursuit of its broadcasting business in the province of Quebec or elsewhere in Canada, the directors of the Company shall refuse to allow a transfer of a share of a class of share capital of the Company to be made or entered in the register of transfers or related register of transfers of the Company,

         1.1 if as a result of the registration of such a transfer, more than twenty percent (20%) of the shares of this class of share capital of the Company would become the real property of citizens of a country other than Canada or of partnerships, trusts, companies, corporations or other bodies politic, whether or not incorporated, effectively controlled, directly or directly, by citizens or subjects of a country other than Canada.

         1.2 if the registration of such a transfer would, in the opinion of the directors of the Company, affect the eligibility of the Company or of any another Company in which it has or may have an interest, to obtain, retain or renew a licence or authorization required for the operation of its broadcasting Company (or any part thereof) or of any other activity necessary for the continuation of this Company or such other Company.

2. For the purposes of these provisions, "broadcasting company" means a broadcasting Company as defined in the BROADCASTING ACT, R.S.C. 1970, chap. B-11 (as currently in force or from time to time amended or readopted) and includes any similar or related Company that currently or in the future may be subject to any legislation adopted by the government of Canada or the government of a province or a territory of Canada and the rules, regulations and instructions issued under such legislation.

3. For the purposes of determining the real ownership of a share of the Company, the directors of the Company may require that a person who wishes a transfer of a share of the Company in his favor to be made or entered in the register of transfers or related register of transfers of the Company, presents to the Company or its transfer agent(s), a declaration signed by this person, indicating:

         3.1 the name and address of the person who is or must be the real owner of the share;

         3.2 if this person is an individual, his citizenship and his residence;

         3.3 if this person is a partnership, the citizenship and residence of the partners as well as the proportion of the interests of the partners in the partnership;

         3.4 if this person is a trust, the citizenship and the residence of the persons who have constituted it or the persons who have beneficial interests in it;

         3.5 if this person is a Company or corporation, the jurisdiction under which it was founded or incorporated and if it is legally or effectively owned or controlled, directly or indirectly, by citizens or subjects of a country other than Canada; and

         3.6 any other information or evidence, including without restriction, the fact of any association of this person with another shareholder of the Company, that the directors of the Company from time to time, may deem relevant.

4 For the purposes of these provisions, the directors of the Company may, by resolution, from time to time:

         4.1 determine the procedure to follow for the request to register transfers of Company shares;

         4.2 determine the form and content of the declaration mentioned in 3 above; and

         4.3 authorize the transfer agent(s) for the Company shares and the directors, officers, employees and other agents of the Company;

                  4.3.1 to require from anyone wishing a transfer of a share of the Company be made in his favor to be made or registered in the register of transfers or a related register of transfers of the Company, that he present a declaration according to the provisions of 3 above; and

                  4.3.2 to refuse to perform or register any transfer of shares of the share capital of the Company to the name of a person who refuses to sign such a declaration or if the issue or registration of such a transfer violates the provisions of 4.1 and 4.2 above.

                                   SCHEDULE C

7.       LIMITS IMPOSED ON ITS ACTIVITY, WHERE APPROPRIATE:

         The purposes of the amalgamated Company will be the following:

         a) manufacture, import, export, buy, sell, lease, rent, use, install, repair any device, instrument or machine for the production, preservation, accumulation, transmission or distribution of electrical current of any nature, or any device or electrical supply, including, without limiting the generality of the foregoing, electronic devices of all kinds, radios and televisions, broadcasting and radio wave reception equipment, the parts, materials and devices that can be used in relation to the production, sale, renting, loan, operation, repair and distribution of such objects;

         b) manufacture, import, export, buy, sell, lease, rent, use, install and repair all merchandise, materials and objects of any kind and deal in them in any way;

         c) do business as agent or representative of manufacturers and act as agent of manufacturers;

         d) organize, administer, develop, all business or enterprises and collaborate in the organization, administration and development of all corporations, companies, unions, companies, partnerships or businesses and acquire and administer any business or enterprise in which the Company may have an interest and to dispose of them at its discretion;

         e) purchase or otherwise acquire and hold real estate or any interest in real estate to obtain revenue from them or to occupy them;

         f) acquire or hold in order to obtain interest or dividends from them but not to deal in them for profit, shares, debentures, warrants, bonds and securities issued or guaranteed by any government, board, public agency, municipality or other, in Canada or elsewhere, and any rights or interests in these assets;

         g) to serve as guarantor to any bank, person, firm or corporation for the payment of any sum by any person, firm or corporation and for the execution by any person, firm or corporation of its undertakings and stipulations pursuant to any contract or other obligations;

         h) the broadcast, transmission or reception of sound, images, signs, signals, data or messages by wire, cable, waves or any electrical, electronic, magnetic, electromagnetic or optical means and, without limiting the generality of the foregoing, cable television.

                                   SCHEDULE D

8.       OTHER PROVISIONS

1. The directors may, by simple resolution, when they consider it appropriate:

         a)       Make borrowings of funds on the credit of the Company;

         b) Issue bonds or other securities of the Company and given them in guarantee or sell them for the prices and amounts deemed appropriate;

         c) Provisions of the Civil Code notwithstanding, mortgage, pledge or give as surety the present or future movable and immovable property of the Company, to ensure the payment of such bonds or other securities or give a part only of these guarantees for the same purposes; and to create the mortgage, pledge or surety mentioned above by trust deed, in accordance with sections 27ff of the ACT RESPECTING THE SPECIAL POWERS OF CORPORATIONS (R.S.Q. chap. P-16) or any other way;

         d) Mortgage or pledge the real estate or give as security or otherwise encumber with any charge the movables of the Company or give these various kinds of securities to assure the payment of loans made other than by the issuance of bonds as well as the payment or the execution of other debts, contracts and commitments of the Company.

2. The Company may employ some or all of its funds for the purchase of shares of other companies, acquire and hold shares, bonds or other corporate securities, sell them or otherwise dispose of them. This power can be exercised by the directors of the Company, by simple resolution.

3. CANCELLATION AND CONVERSION OF SHARES ISSUED. The shares issued by the amalgamated companies are cancelled or converted into shares of the Company resulting from the amalgamation as follows:

         a) The 810 Class A shares with no par value in Telecable St-Damien Inc. are cancelled without reimbursement of the capital they represent.

         b) The 2,275,250 common shares with no par value and the 100 Series C Preferred Shares with no par value issued in Videotron Ltee are converted into 2,275,250 common shares with no par value and 100 Series C Preferred Shares with no par value of the Company resulting from the amalgamation, share for share.

4. NEW CERTIFICATES. The holders of the shares issued by the amalgamating companies must surrender the certificates representing these shares and in return, except for the certificates representing the shares cancelled as mentioned above, have the right to receive share certificates of the Company resulting from the amalgamation, on the basis of the above conversion.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on FEBRUARY 8, 1994, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON MARCH 3, 1994
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

S310Z18L87V70MA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         Videotron Ltee
-------------------------------------------------------------------------------------------------------------
2.   Current address of the Company

300                                         Viger Avenue East

Montreal

Quebec                              H2X 3W4

-------------------------------------------------------------------------------------------------------------

3    |_|  Petition submitted under section 123.140 ff. of the Companies Act

4    The articles of the Company are amended as follows:

     The provisions respecting the restrictions on the issuing and transfer of shares of the Company stated in Schedule B of the articles of amalgamation of the Company of September 1, 1989, are rescinded and replaced by those stated in the attached Schedule 1 as an integral part of this filing.


-------------------------------------------------------------------------------------------------------------
5.   Date of coming into force if different from date        6. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]



-------------------------------
For official use only:

Gouvernement du Quebec
        filed on
          Feb. 8, 1994

Inspector General of
Financial Institutions
-------------------------------

                                   SCHEDULE 1

1.1 So that the Company, or any other Company or partnership in which it now has or in future may have an interest, may be and remain eligible to obtain, retain and renew one or more licences or authorizations required for the operation or pursuit of its broadcasting Company or any portion thereof in the province of Quebec or elsewhere in Canada, the directors of the Company shall refuse to issue (including on the occasion or because of a conversion of shares or in shares) one or more shares of any class of capital shares of the Company and they shall refuse to allow a transfer of a share of a class of share capital of the Company to be made or entered in the register of transfers or related register of transfers of the Company, if such issuing or registration of a transfer would, in the opinion of the directors of the Company, affect the eligibility of the Company or of any another Company or partnership in which it has or may have an interest, to obtain, preserve or renew a licence or authorization required for the operation or continuation of its broadcasting Company (or any part thereof) or of any other activity necessary for the continuation of this Company.

1.2               For the purposes of these provisions:

                  "Broadcasting Company" means a broadcasting company as defined in the BROADCASTING ACT, S.C. 1991, chap. 11 (as currently in force or from time to time amended or readopted) and includes any similar or related company that currently or in the future may be subject to any legislation adopted by the government of Canada or the government of a province or a territory of Canada and the rules, regulations and instructions issued under such legislation.

1.3 For the purposes of determining the real ownership of a share of the Company, the directors of the Company may require that a person to whom a share shall be issued (including on the occasion or because of a conversion of shares or into shares) or again that one person who wishes a transfer of a share of the Company in his favor be made or entered in the register of transfers or related register of transfers of the Company, must present to the Company or its transfer agent and sign a declaration indicating:

                  1.3.1 the name and address of the person who will be the real owner of the share to be issued or of the person who is seeking the registration of the transfer in his name, as appropriate;

                  1.3.2 if this person is an individual, his citizenship and his residence;

                  1.3.3 if this person is a partnership, the citizenship and residence of partners or, if the partners who are companies, the information provided in 1.3.5, as well as the proportion of the interests of the partners in the partnership;

                  1.3.4 if this person is a trust, the citizenship and the residence of the persons who have constituted it or the persons who are its beneficiaries or, if these persons are companies, the information provided in 1.3.5;

                  1.3.5 if this person is a Company, the jurisdiction under which it has been incorporated and if it is legally or effectively owned or controlled, directly or indirectly, by or for the benefit of persons who are citizens or subjects of a country other than Canada; and

                  1.3.6 any other information or evidence, including without restriction the fact of any association of this person with another shareholder of the Company that the directors of the Company from time to time, may deem relevant.

1.4 For the purposes of these provisions, the directors of the Company may, by resolution, order from time to time any measures they deem necessary or useful in order to better ensure the application or administration of the proceeding provisions; they may in particular:

                  1.4.1 determine the procedure to follow when issuing shares (including on the occasion or because of a conversion of shares or into shares) and as part of a request for the registration of transfers of Company shares;

                  1.4.2 determine the form and content of the declaration mentioned in 1.3 above; and

                  1.4.3 authorize the transfer agent for the Company shares and the directors, officers, employees and other agents of the Company,

                           1.4.3.1 to require from anyone who asks to be issued
                  (or who shall be issued) a share of the Company (including on the occasion or because of a conversion of shares or into shares) or from anyone wishing that a transfer of a share of the Company be made in his favor or registered in the register of transfers or a related register of transfers of the Company, that he present a declaration according to the provisions of 1.3 above; and

                           1.4.3.2 to refuse to issue shares (including on the
                  occasion or because of a conversion of shares or into shares) or to refuse to perform or register any transfer of shares of the share capital of the Company to a person if that person refuses to sign such a declaration or if the issue or registration of such a transfer violates the provisions of paragraph 1.1 above.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on OCTOBER 30, 1997, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON NOVEMBER 3, 1997
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E130Z18L87V70SA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         Videotron Ltee
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

     The share capital of the Company is amended by the creation of one hundred
     (100) Series D Preferred Shares whose attributes are described in the attached Schedule 1 as an integral part of this filing.


-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A
-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]
                                            Claude Chagnon



-----------------------------
For official use only:

Gouvernement du Quebec
        filed on
           Oct. 30, 1997

Inspector General of
Financial Institutions
-----------------------------

                                   SCHEDULE 1

                            SERIES D PREFERRED SHARES

         One hundred (100) preferred shares constitute the fourth series of such preferred shares or Series D.

         In addition to the provisions applicable to the preferred shares as a class, the Series D Preferred Shares with no par value created hereunder have the following attributes:

1) DIVIDEND. When the Company declares a dividend, the holders of Series D Preferred Shares have the right to receive, up to the amount of the declared dividend, with priority over the holders of common shares and from the funds applicable to the payment of the dividends, a monthly preferential and non-cumulative dividend, of one percent (1%) per month, calculated on the "redemption value" of the Series D Preferred Shares, as paragraph 2) below defines the expression "redemption value". The Company may not declare this dividend for more than one month at the time, and it is the responsibility of the directors to determine the time and payment conditions for them.

2) RIGHT OF RETRACTION. Subject to the provisions of section 123.54 of the COMPANIES ACT, the holders of Series D Preferred Shares have, at any time and on written request, the right to demand the redemption of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account related to the Series D Preferred Shares plus a premium equal to the difference between the fair market value of the consideration received by the Company when these Series D Preferred Shares were issued in consideration for their issue and the total formed by:

                  a) the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Series D Preferred Shares, and

                  b) the fair market value of any asset, other than a Series D Preferred Share, given by the Company in payment of this consideration.

         The redemption price so determined constitutes the "redemption value" of the Series D Preferred Shares, to which is added, where appropriate, the amount the Company pays as dividends declared but not paid on these Series D Preferred Shares. The Company and the subscriber of the Series D Preferred Shares determine by mutual consent at the time of issuing the Series D Preferred Shares the fair market value of the consideration mentioned above. In case of disagreement with the federal or provincial revenue department, the department valuation assessment of the fair market value of this consideration prevails, and the amount of the premium is adjusted accordingly, if the department provides the Company and the holder of Series D Preferred Shares the opportunity to contest its evaluation with the department or before the courts. In case of divergence between the federal and provincial evaluation, the amount of the premium corresponds to the lower of the evaluations fixed in accordance with an uncontested assessment or a final judgment, as appropriate.

         The Company proceeds with the redemption of Series D Preferred Shares without taking into account of the other classes of shares and has a period of thirty (30) days starting from the date of redemption to pay the redemption price to the former holder of the Series D Preferred Shares. If the provisions of the section 123.54 of the COMPANIES ACT prevent the Company from respecting the deadline, the Company pays a first portion of the redemption price within the thirty-day period and pays any unpaid balance as soon as it can legally do so.

         The Series D Preferred Shares so redeemed at the discretion of their holder are cancelled at the date of their redemption, and the Company reduces, in accordance with the provisions of section 123.51 of the COMPANIES ACT, the subdivision of its issued and paid-up share capital account attached to the Series D Preferred Shares.

3. RIGHT TO PURCHASE Subject to the conditions of section 123.56 of the COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account the other classes of shares, buy in a private agreement and at the best possible price, all or some of the Series D Preferred Shares outstanding. This purchase price shall however never exceed the above redemption price nor exceed the liquidation value of the net assets of the Company.

         The Series D Preferred Shares so purchased are automatically cancelled as of the date of their purchase and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account attached to the Series D Preferred Shares.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on OCTOBER 30, 1997, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON NOVEMBER 3, 1997
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E130Z18L87V70SA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         Videotron Ltee
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

     The share capital of the Company is amended by the creation of one hundred
     (100) Series D Preferred Shares whose attributes are described in the attached Schedule 1 as an integral part of this filing.


-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A
-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]
                                            Claude Chagnon



--------------------------------
For official use only:

Gouvernement du Quebec
        filed on
          Oct. 30, 1997

Inspector General of
Financial Institutions
--------------------------------

                                   SCHEDULE 1

                            SERIES D PREFERRED SHARES

         One hundred (100) preferred shares constitute the fourth series of such preferred shares or Series D.

         In addition to the provisions applicable to the preferred shares as a class, the Series D Preferred Shares with no par value created hereunder have the following attributes:

1) DIVIDEND. When the Company declares a dividend, the holders of Series D Preferred Shares have the right to receive, up to the amount of the declared dividend, with priority over the holders of common shares and from the funds applicable to the payment of the dividends, a monthly preferential and non-cumulative dividend, of one percent (1%) per month, calculated on the "redemption value" of the Series D Preferred Shares, as paragraph 2) below defines the expression "redemption value". The Company may not declare this dividend for more than one month at the time, and it is the responsibility of the directors to determine the time and payment conditions for them.

2) RIGHT OF RETRACTION. Subject to the provisions of section 123.54 of the COMPANIES ACT, the holders of Series D Preferred Shares have, at any time and on written request, the right to demand the redemption of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account related to the Series D Preferred Shares plus a premium equal to the difference between the fair market value of the consideration received by the Company when these Series D Preferred Shares were issued in consideration for their issue and the total formed by:

                  a) the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Series D Preferred Shares, and

                  b) the fair market value of any asset, other than a Series D Preferred Share, given by the Company in payment of this consideration.

         The redemption price so determined constitutes the "redemption value" of the Series D Preferred Shares, to which is added, where appropriate, the amount the Company pays as dividends declared but not paid on these Series D Preferred Shares. The Company and the subscriber of the Series D Preferred Shares determine by mutual consent at the time of issuing the Series D Preferred Shares the fair market value of the consideration mentioned above. In case of disagreement with the federal or provincial revenue department, the department valuation assessment of the fair market value of this consideration prevails, and the amount of the premium is adjusted accordingly, if the department provides the Company and the holder of Series D Preferred Shares the opportunity to contest its evaluation with the department or before the courts. In case of divergence between the federal and provincial evaluation, the amount of the premium corresponds to the lower of the evaluations fixed in accordance with an uncontested assessment or a final judgment, as appropriate.

         The Company proceeds with the redemption of Series D Preferred Shares without taking into account of the other classes of shares and has a period of thirty (30) days starting from the date of redemption to pay the redemption price to the former holder of the Series D Preferred Shares. If the provisions of the section 123.54 of the COMPANIES ACT prevent the Company from respecting the deadline, the Company pays a first portion of the redemption price within the thirty-day period and pays any unpaid balance as soon as it can legally do so.

         The Series D Preferred Shares so redeemed at the discretion of their holder are cancelled at the date of their redemption, and the Company reduces, in accordance with the provisions of section 123.51 of the COMPANIES ACT, the subdivision of its issued and paid-up share capital account attached to the Series D Preferred Shares.

3. RIGHT TO PURCHASE Subject to the conditions of section 123.56 of the COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account the other classes of shares, buy in a private agreement and at the best possible price, all or some of the Series D Preferred Shares outstanding. This purchase price shall however never exceed the above redemption price nor exceed the liquidation value of the net assets of the Company.

         The Series D Preferred Shares so purchased are automatically cancelled as of the date of their purchase and in accordance with the provisions of section 123.51 of the COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account attached to the Series D Preferred Shares.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on AUGUST 6, 1998, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON AUGUST 6, 1998
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E130Z18L87V70SB

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE

-------------------------------------------------------------------------------------------------------------

2.   |_|   Petition submitted under section 123.140 ff of the Companies Act.

3.   The articles of the company are amended as follows:

         The share capital of the Company is amended by the creation of 10
         Series E Preferred Shares whose attributes are described in appended
         Schedule 1 as an integral part.
-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]
                                    Claude Chagnon




-------------------------------
For official use only:

Gouvernement du Quebec
        filed on
           August 6, 1998

Inspector General of
Financial Institutions
-------------------------------

                                   SCHEDULE 1

SERIES E PREFERRED SHARES


         In addition to the rights, privileges, conditions and restrictions applicable to the Preferred Shares issuable in series, as a class, the Class E Preferred Shares without nominal value created hereby shall have the following attributes:

1.       RANKING OF SERIES E PREFERRED SHARES

         The Series E Preferred Shares shall be entitled to a preference over the Common Shares and over any other shares of the Corporation ranking junior to the Series E Preferred Shares with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of windup up its affairs.

2.       DIVIDENDS

         The holders of the Series E Preferred Shares shall be entitled to receive, and the Corporation shall pay thereon, in each year, as and when declared by the board of directors of the Corporation, but always in preference and priority to the payment of dividends for such year on the Common Shares and any shares of any other class ranking junior to the Series E Preferred Shares, out of moneys of the Corporation properly applicable to the payment of dividends, non-cumulative preferential cash dividends equal to 4 percent (4%) of the Redemption Price (determined as provided in section 4 below).

         The holders of the Series E Preferred Shares shall not be entitled to any dividend other than or in excess of the non-cumulative preferential cash dividends hereinbefore provided for. No dividends shall be paid on the Common Shares or on any shares of any other class of shares or the Corporation ranking junior to the Series E Preferred Shares in any year unless and until the non-cumulative preferential dividends on all the Series E Preferred Shares outstanding in respect of such year have been Plaid in full.

         If in any year the board of directors of the Corporation in its discretion shall not declare the non-cumulative preferential dividends or any part thereof on the Series E Preferred Shares for such year, then the rights of the holders of the Series E Preferred Shares to such dividends or to any undeclared part thereof for such year shall be forever extinguished.

3.       RETRACTION PRIVILEGE

         Subject to the provisions of sections 4 and 5, a holder of Series E Preferred Shares shall be entitled to require the Corporation to redeem at any time or times after the date of issue thereof all or any of the Series E Preferred Shares registered in the name of such holder.

4.       RETRACTION PROCEDURE

         In order to elect to have the Corporation redeem Series E Preferred Shares pursuant to the above retraction privilege, a holder of Series E Preferred Shares must tender to the Corporation at its registered office the certificate or certificates representing the Series E Preferred Shares which the holder wishes the Corporation to redeem, together with a written request specifying that such holder desires to have all or a specified number of the shares represented by such certificate or certificates redeemed by the Corporation on the retraction date selected by the Corporation (which shall be not later than 30 days following receipt by the Corporation of such written request) or such other date as the Corporation and a holder of the Series E Preferred Share may agree. The Corporation shall, subject to section 5, redeem Series E Preferred Shares duly tendered pursuant to the above retraction privilege at a price equal to the Redemption Price, together with an amount equal to all dividends declared thereon and unpaid up to the date on which redemption is to be made, such aggregate amount being hereinafter referred to in these provisions as the "Aggregate Redemption Price". The tender of the certificate or certificates by a holder of Series E Preferred Shares pursuant to this section 4 shall be irrevocable unless payment of the Aggregate Redemption Price shall not be duly made by the Corporation to the holder on or before the retraction date. In the event that payment of the Aggregate Redemption Price is not made by the Corporation on or before the retraction date, the Corporation shall forthwith thereafter return the holder's deposited share certificate or certificates to the holder. If a holder of Series E Preferred Shares tenders for redemption pursuant to the above retraction privilege a part only of the Series E Preferred Shares represented by any certificate or certificates, the Corporation shall issue and deliver to such holder at the expense of the Corporation a new certificate representing the Series E Preferred Shares which are not being tendered for redemption.

         On the retraction date, the Aggregate Redemption Price shall be paid by cheque payable in lawful money of Canada at par at any branch in Canada of the Corporation' s bankers or such other form of consideration acceptable to the holders of the Series E Preferred Shares. Upon such payment being made, the Series E Preferred Shares in respect of which such payment is made shall be redeemed. From and after the retraction date, the Series E Preferred Shares so redeemed shall cease to be entitled to dividends or any other participation in any distribution of the assets of the Corporation and the holders thereof shall not be entitled to exercise any of the other rights as shareholders in respect thereof unless payment of the Aggregate Redemption Price shall not be made on the retraction date, in which case the rights of such holders shall remain unaffected.

         For the purposes hereof, the Redemption Price at any time for any particular Series E Preferred Share to be redeemed is the amount equal to the consideration (determined as provided below) received for such share. The consideration shall be the cash equivalent or other form of consideration acceptable to the holders of the Series E Preferred Shares of the fair market value of the consideration received for the Series E

Preferred Shares, determined at the time of issue of such shares, and such determination shall be made as soon as possible and in any event not later than 180 days after such issue by the board of directors of the Corporation, provided that if any holder of Series E Preferred Shares disagrees with such determination by notice in writing delivered to the Secretary of the Corporation not later than 30 days after notice in writing has been given by the Corporation to the holders of Series E Preferred Shares of the making of such determination, such determination shall be made by the auditors of the Corporation or by such other independent person as may be appointed for this purpose by the board of directors of the Corporation. Any determination made as aforesaid by the board of directors of the Corporation, the auditors or any such person so appointed shall be binding on the Corporation and on aIl the holders of shares of all classes of the Corporation.

         If, at any time subsequent to the issue of Series E Preferred Shares, the Corporation, any holder of Series E Preferred Shares or any taxation authority establishes that the fair market value (at the time of issue of the Series E Preferred Shares), on a per share basis, of the consideration received on the issue of the Series E Preferred Shares is different from the Redemption Price, then the Redemption Price shall be deemed to be and to have always been the fair market value (at the time of issue of the Series E Preferred Shares), on a per share basis, of the consideration received on the issue of the Series E Preferred Shares as so established by such holder, the Corporation or any taxation authority, as the case may be. If, prior to an adjustment to the Redemption Price contemplated in the preceding sentence, the Corporation has paid in money or other form of consideration to any holder of Series E Preferred Shares in connection with a redemption or purchase of Series E Preferred Shares, whether at the option of the holder or of the Corporation, an amount in respect of any Series E Preferred Shares which is different from the Redemption Price as so adjusted, then such holder or the Corporation, whichever is appropriate, shall immediately par to the other such amount as is necessary to ensure that the amount paid in connection with such redemption or purchase is equal to the Redemption Price as so adjusted.

         In addition, if at the time of the adjustment, dividends have already been declared and paid on the Series E Preferred Shares, such dividends shall be adjusted in a manner consistent with and to reflect such adjustment to the Redemption Price.

5.       RETRACTION SUBJECT TO APPLICABLE LAW

         If, as a result of insolvency provisions or other provisions of applicable law, the Corporation is not permitted to redeem all of the Series E Preferred Shares duly tendered pursuant to the above retraction privilege, the Corporation shall redeem only the maximum number of Series E Preferred Shares which the board of directors of the Corporation determines the Corporation is then permitted to redeem. Such redemption shall be made pro rata, disregarding fractions of shares, from each holder of tendered Series E Preferred Shares according to the number of Series E Preferred Shares tendered for redemption by each such holder and the Corporation shall issue and deliver to each such holder at the expense of the Corporation a new certificate representing the Series E Preferred Shares not redeemed by the Corporation.

         So long as the board of directors of the Corporation has acted in good faith in making any of the determinations referred to above as to the number of Series E Preferred Shares which the Corporation is permitted to redeem at any one time, neither the Corporation nor the board of directors shall have any liability in the event that any such determination proves to be inaccurate.

6.       REDEMPTION AT OPTION OF CORPORATION

         Subject to the provisions of section 8, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the outstanding Series E Preferred Shares on payment for each share to be redeemed of an amount equal to the Aggregate Redemption Price.

7.       PARTIAL REDEMPTION

         In case a part only of the Series E Preferred Shares is to be redeemed at any time, the shares so to be redeemed shall be selected by lot or some other random selection method in such manner as the board of directors of the Corporation in its sole discretion determines or selected in such other manner as the board of directors of the Corporation in its sole discretion determines to be equitable. If a part only of the Series E Preferred Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

8.       METHOD OF REDEMPTION

         The Corporation may at anytime redeem the Series E Preferred Shares and in such case the Corporation shall give to each person who at the date of the notice hereinafter referred to is a registered holder of Series E Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Series E Preferred Shares, such notice to be given as provided in section 14 hereof. Such notice shall set out the number of Series E Preferred Shares held by the person to whom it is addressed which are to be redeemed, the Aggregate Redemption Price, the date specified for redemption and the place or places in Canada at which holders of Series E Preferred Shares may present and surrender such shares for redemption.

         On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series E Preferred Shares to be redeemed the Aggregate Redemption Price of such shares on presentation and surrender, at the registered office of the Corporation or at any other place or places in Canada specified in the notice of redemption, of the certificate or certificates representing the Series E Preferred Shares called for redemption. Payment in respect of Series E Preferred Shares being redeemed shall be made by cheque payable to the respective holders thereof in lawful money of Canada at par at any branch in Canada of the Corporation's bankers or such other form of consideration acceptable to the holders of the Series E Preferred Shares.

         On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series E Preferred Shares to be redeemed the Aggregate Redemption Price of such shares on presentation and surrender, at the registered office of the Corporation or at any other place or places in Canada specified in the notice of redemption, of the certificate or certificates representing the Series E Preferred Shares called for redemption. Payment in respect of Series E Preferred Shares being redeemed shall be made by cheque payable to the respective holders thereof in lawful money of Canada at par at any branch in Canada of the Corporation's bankers or such other form of consideration acceptable to the holders of the Series E Preferred Shares.

         The Corporation shall have the right at any time after giving notice of its intention to redeem Series E Preferred Shares to deposit the Aggregate Redemption Price of the Series E Preferred Shares so called for redemption, or of such of the Series E Preferred Shares which are represented by certificates which have not a the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a separate account in any chartered bank or any trust company in Canada named in the redemption notice or in a subsequent notice in writing to the holders of the Series E Preferred Shares in respect of which the deposit is made, to be paid without interest to or to the order of the respective holders of Series E Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series E Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving without interest the Aggregate Redemption Price of their respective Series E Preferred Shares being redeemed upon presentation and surrender of the certificate or certificates representing such shares. Any interest allowed on any such deposit shall belong to the Corporation.

         From and after the date specified for redemption in any notice of redemption, the Series E Preferred Shares called for redemption shall cease to be entitled to dividends or any other participation in any distribution of the assets of the Corporation and the holders thereof shall not be entitled to exercise any of the other rights as shareholders in respect thereof unless payment of the Aggregate Redemption Price shall not be made upon presentation and surrender of the share certificates in accordance with the foregoing provisions, in which case the rights of such holders shall remain unaffected.

9.       PURCHASE FOR CANCELLATION

         The Corporation may at any time or from time to time purchase for cancellation all or any of the outstanding Series E Preferred Shares at the lowest price or prices, at which in the opinion of the Board of Directors of the Corporation, these shares could have obtained but which shall not exceed a per-share amount equal to the redemption price increased by an amount equal to all dividends declared on the shares and not paid at the date of purchase.

10.      LIQUIDATION OR DISSOLUTION

         In case of the voluntary or involuntary liquidation or dissolution of the Corporation, or any other distribution of the assets of the Corporation to its shareholders for the purposes of the liquidation of its affairs, the holders of Series E Preferred Shares shall have the right to receive from the assets of the Company a sum equal to the redemption price of the Series E Preferred Shares they respectively own, as well as a sum equal to all dividends declared on these shares and unpaid on the date of the liquidation, dissolution or other distribution, all before any sum is paid by the Corporation or the assets of the Corporation are distributed to the holders of common shares or shares of another class of shares of the Corporation ranking after the Series E Preferred Shares. After payment of the amounts so payable to the holders of the Series E Preferred Shares, these shareholders shall have no right in any other distribution of the assets of the Corporation.

11.      VOTING RIGHTS

         Except if the law so requires, the holders of Series E Preferred Shares shall not have the right to be called to, to attend or to vote at the meetings of shareholders of the Corporation.

12.      AMENDMENT WITH APPROVAL OF THE HOLDERS OF SERIES E PREFERRED SHARES

         The rights, restrictions and conditions attached to the Series E Preferred Shares may not be amended, whether by means of addition, amendment or elimination, accept with the approval of the holders of Series E Preferred Shares given as specified below.

13.      APPROVAL BY HOLDER OF SERIES E PREFERRED SHARES

         The approval of holders of Series E Preferred Shares required in order to amend a right, privilege or condition associated with the Series E Preferred Shares, whether by means of addition, amendment or elimination, or with respect to any other matter requiring the consent of the holders of Series E Preferred Shares may be given in the way then prescribed by law, subject to the minimum condition of approval given by way of resolution signed by all holders of Series E Preferred Shares or by the affirmative vote of at least two thirds of the votes expressed to a meeting of the holders of Series E Preferred Shares duly called for this purpose.

14.      NOTICE

         Any notice, cheque or notice of retraction or any other communication from the Corporation and provided herein shall be sent to the holders of Series E Preferred Shares by first class mail, prepaid or delivered by hand to these holders, at their respective address appearing in the register of securities kept by the Corporation or if no address is there indicated, at the last known address known to the Corporation. The accidental omission to send such notice or notices or retraction or any other communication to one or more of the holders of Series E Preferred shall not taint the validity of such a document; however, when such omission becomes known, a copy of the notice, notices or retraction or any other communication, as appropriate, shall be sent or delivered immediately to the shareholder(s). Unless otherwise indicated herein, any notice demand, certificate or other communication from a holder of Series E Preferred Shares and provided herein shall be sent to the Corporation by first-class mail, prepaid or delivered by hand to the Corporation head office.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on DECEMBER 8, 2000, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON DECEMBER 11, 2000
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E130Z18L87V71DA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

         The share capital of the Company is amended by the creation of 10
         Series F Preferred Shares whose attributes are described in Schedule 1 appended hereto as an integral part of this filing.

-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A                                                    N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:   [signed]

-------------------------------
For official use only:

Gouvernement du Quebec
        filed on
          December 8, 2000

Inspector General of
Financial Institutions
-------------------------------

                                   SCHEDULE 1

                 TO THE ARTICLES OF AMENDMENT OF VIDEOTRON LTEE

SERIES F PREFERRED SHARES

         In addition to the provisions applicable to the preferred shares as a series, the Series F Preferred Shares with no par value created hereunder have the following attributes:

1.       RANK OF SERIES F PREFERRED SHARES

         The Series F Preferred Shares have priority over the common shares and the other shares of the Company ranking after them as to the order of priority of the payment of dividends and the distribution of assets in case of the liquidation or dissolution of the Company, voluntary or involuntary, or of any other distribution of assets of the Company to its shareholders for the purpose of winding up its affairs.

2.       DIVIDENDS

         The holders of Series F Preferred Shares shall have the right to receive preferred non-cumulative cash dividends corresponding to four percent (4%) of the redemption price (calculated in accordance with paragraph 4 below), and the Company shall pay such dividends on the Series F Preferred Shares every year at the time they are declared by its Board of Directors, but always with priority in relation to the payment of dividends for that year on common shares and shares of any other series ranking after the Series F Preferred Shares from the funds of the Company duly applicable to the payment of dividends.

         The holders of Series F Preferred Shares have no right to a dividend other than the preferred non-cumulative cash dividends cited above nor to a dividend on top of them. No dividend shall be paid on the common shares or on shares of another series of shares of the Company ranking after the Series F Preferred Shares during a year unless the non-cumulative preferred cash dividends attached to all Series F Preferred Shares in circulation for that year were paid in their entirety.

         If during one year, the Board of Directors of the Company, at its discretion, does not declare the non-cumulative preferential dividends for the Series F Preferred Shares for that year or any part of the shares, the rights of the holders of Series F Preferred Shares to such dividends or to any other non-declared portion of them for this year are extinguished forever.

3.       PRIVILEGE OF REDEMPTION AT THE DISCRETION OF THE HOLDER

Subject to the provisions of paragraphs 4 and 5, the holder of Series F Preferred Shares has the right to require the Company to redeem at any time after the date of their issue, some or all of the Series F Preferred Shares registered in his name.

4.       PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER

         In order to choose that the Company redeem the Series F Preferred Shares under the terms of the privilege of redemption at the discretion of the holder discussed above, the holder of Series F Preferred Shares must present the Company, at its head office, the certificate(s) representing the Series F Preferred Shares he wishes to have redeemed by the Company, accompanied by a written request indicating if all or a specific number of the shares represented by the certificate(s) must be redeemed by the Company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the Company has received the written request) or on any other date to which the Company and the holder of Series F Preferred Shares may agree. The Company shall redeem, subject to paragraph 5 below, the Series F Preferred Shares duly deposited under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the redemption price, plus an amount equal to all dividends declared on them and not paid until the date on which the redemption must be made, this overall amount being called belong the "total redemption price". The filing of certificate(s) by a holder of Series F Preferred Shares under the terms of this section is irrevocable unless the Company does not pay duly the holder the total redemption price on date of redemption at the discretion of the holder mentioned above. If the Company does not make such a payment at the latest on the redemption date at the discretion of the holder, it shall immediately return thereafter to the holder the certificate(s) he has surrendered. If the holder of Series F Preferred Shares surrenders, for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder described above, only a portion of the Series F Preferred Shares represented by the certificate(s), the Company shall issue and deliver to him, at the expense of the Company, a new certificate representing the Series F Preferred Shares that will not be deposited for the purposes of redemption.

         On the date of the redemption at the discretion of the holder, the total redemption price shall be paid by cheque in legal tender of Canada at par at any branch located in Canada of the bank of the Company or in some other form of consideration acceptable to the holders of Series F Preferred Shares. Once this payment has been made, the Series F Preferred Shares contemplated by this are redeemed. Starting from the date of redemption at the discretion of the holder, the Series F Preferred Shares so redeemed shall no longer have the right to receive dividends or participate otherwise in a distribution of shares of the Company, and their holders cannot exercise any other of the rights they enjoyed as shareholders with regard to these shares unless the payment of the total redemption price was not made on the date of redemption at the discretion of the holder, in which case the rights of such holders remain the same.

         For the application of these provisions, the redemption price is, at any moment (the "relevant moment") for any Series F preferred share to be redeemed, an amount equal to the total consideration (calculated as provided below) received with respect to this share.

The consideration represents the equivalent in case or any other form of consideration acceptable to the holder of the Series F Preferred Shares of the fair market value of the consideration received for the Series F Preferred Shares, calculated at the time of issuance of these shares, this calculation being performed as soon as possible by the Board of Directors of the Company, and in all cases, no later than 180 days after the issue; however, if a holder of Series F Preferred Shares expresses disagreement with the this calculation by written notice given to the secretary of the Company no later than 30 days after the Company has notified the holders of Series F Preferred Shares in writing that this calculation has been made, the calculation shall be made by the auditors of the Company or another independent person that the Board of Directors of the Company may appoint for this purpose. Any calculation so performed by the Board of Directors of the Company, the auditors or any person so named is binding on the Company and all holders of shares of all classes of the Company.

         If, at any time after the issuance of Series F Preferred Shares, the Company, a holder of Series F Preferred Shares or any fiscal authority determines that the fair market value (at the time of the issuance of the Series F Preferred Shares) on a per share basis of the consideration received at the issuance of the Series F Preferred Shares is different from the redemption price, the redemption price shall then be deemed to be and always to have been the fair market value for a share (at the time of the issuance of the Series F Preferred Shares) of the consideration received at the issuance of the Series F Preferred Shares so determined by this holder, the Company or any fiscal authority, as the case may be. If, before the redemption price provided in the previous sentence is adjusted, the Company has paid in cash or in any other form of consideration to a holder of Series F Preferred Shares as part of a redemption or a redemption or purchase of Series F Preferred Shares at the discretion of the holder or the Company, a sum with respect to the Series F Preferred Shares that is different from the adjusted redemption price, the holder or the Company, depending on who is appropriate, shall then immediately pay the holder or the Company, as appropriate, the sum necessary to ensure that the amount paid as part of this redemption or this purchase is equal to the adjusted redemption price.

         Moreover, if at the time of the adjustment, dividends have already been declared and paid on the Series F Preferred Shares, these dividends shall be adjusted to reflect the adjustment of the redemption price.

5. RIGHT OF REDEMPTION AT THE DISCRETION OF THE HOLDER SUBJECT TO APPLICABLE
   LAWS

         If, because of the provisions respecting insolvency or other provisions of applicable laws, the Company is not authorized to redeem all of the Series F Preferred Shares duly surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above, the Company shall redeem only the maximum number of Series F Preferred Shares that the Board of Directors of the Company shall allow it to redeem. This redemption shall occur pro rata without regard to fractions of shares for each holder of Series

F preferred shares deposited for the purposes of redemption by each holder, and the Company shall deliver and issue to each, at the expense of the Company, a new certificate representing the Series F Preferred Shares it has not redeemed.

         To the extent that the Board of Directors of the Company has acted in good faith in performing one of the calculation mentioned above with respect to the number of Series F Preferred Shares that the Company is entitled to redeem at any time, neither the Company nor the Board of Directors can be held liable if a calculation proves to be inaccurate.

6.       RETRACTION AT THE DISCRETION OF THE COMPANY

         Subject to the provisions of paragraph 8 below, the Company may, by giving notice as provided below, redeem at any time all or on occasion some of the Series F Preferred Shares outstanding upon payment, for each share to be redeemed, an amount equal to the total redemption price.

7.       PARTIAL REDEMPTION

         If only a portion of the Series F Preferred Shares must be redeemed at any given time, the shares to be redeemed shall be selected at random or otherwise in a random fashion, in the manner that the Board of Directors of the Company deems fair, at its discretion. If only a portion of the Series F Preferred Shares represented by a certificate must be redeemed, a new certificate representing the remainder of these shares shall be delivered to their holder, at the expense of the Company, upon presentation and surrender of the first certificate mentioned.

8.       METHOD OF REDEMPTION

         The Company may redeem the Series F Preferred Shares at any time and, where appropriate, it shall give each person who, on the date mentioned below, is a registered holder of Series F Preferred Shares to be redeemed, a written notice of its intention to redeem such Series F Preferred Shares, this notice to be given as is provided in section 14 below. This notice shall indicate the number of Series F Preferred Shares held by the person to whom it is addressed and to be redeemed, the total redemption price, the exact date for the redemption and the place(s) in Canada where the holders of Series F Preferred Shares may present and surrender these shares for the purpose of redemption.

         Starting on the date so specified for the redemption, the Company shall pay, or shall take steps to see that there is paid, to the registered holders of the Series F Preferred Shares to be redeemed or paid to their order the total redemption price of these shares upon presentation and surrender, at the head office of the Company or at any other location in

Canada specified in the notice of redemption, of the certificate(s) representing the Series F Preferred Shares called for purposes of redemption. The payment with respect to the Series F Preferred Shares that are redeemed must be made by cheque payable to their respective holders, in the legal tender of Canada, at par, at any branch located in Canada of the bank of the Company or in another form of consideration acceptable for the holders of Series F Preferred Shares.

         The Company has the right, at any time after having given notice of its intention to redeem Series F Preferred Shares, to file the total redemption price of Series F Preferred Shares so called for purposes of redemption or of the number of Series F Preferred Shares that are represented by the certificates that at the date of filing, have not been surrendered by their holders as part of this redemption, in a separate account opened at a bank or trust Company in Canada named in the notice of redemption or in a later written notice given to the holders of Series F Preferred Shares respecting which the deposit is made, which must be paid without interest to the respective holders of the Series F Preferred Shares called for purposes of redemption or to their order, upon presentation and surrender, at the bank or trust Company in question, of the certificates representing such shares. At the time the deposit is made or on the date specified for redemption in the notice, whichever is later, the Series F Preferred Shares with respect to which the surrender has been made shall be deemed to have been redeemed, and the rights of their holders shall be limited to receiving, without interest, the total redemption price of their respective Series F Preferred Shares, which shall be redeemed upon presentation and surrender of the certificate(s) representing such shares. Any interest allowed on this deposit shall revert to the Company.

         Starting on the date specified for the redemption in a notice of retraction , the Series F Preferred Shares called for purposes of redemption shall no longer have the right to receive dividends or to participate in a distribution of the assets of the Company, and the holders of these shares may not exercise any of the other rights of which they enjoy as shareholders with respect to them unless the payment of the total redemption price is not made on presentation and surrender of the share certificates, in accordance to the provisions above, in which case the rights of these holders remain the same.

9.       PURCHASE FOR PURPOSES OF CANCELLATION

         The Company may at any time or from time to time purchase for purposes of cancellation some or all of the Series F Preferred Shares outstanding, at the lowest price which, in the opinion of the Board of Directors of the Company, these shares can then be secured but which must not exceed an amount per share equal to the redemption price, increased by an amount equal to all the dividends declared on the shares and not paid at the date of purchase.

10.      LIQUIDATION OR DISSOLUTION

         In case of liquidation or dissolution of the Company, voluntary or involuntary, or any other distribution of the assets to its shareholders for the purpose of the liquidation of its affairs, the holders of the Series F Preferred Shares shall be entitled to receive, by drawing from the assets of the Company a sum equal to the redemption price of the Series F Preferred Shares that they hold respectively and a sum equal to all dividends declared on these shares and not paid at the date of liquidation, dissolution or any other distribution, all before a sum is paid by the Company or the assets of the Company are distributed to the holders of common shares or shares of another series of the Company shares ranking after the Series F Preferred Shares. After the payment of the sums so payable to the holders of the Series F Preferred Shares, these holders shall not be entitled to share in any other distribution of the assets of the Company.

11.      VOTING RIGHTS

         Except if the law requires, the holder of Series F Preferred Shares have no right to be notified of, attend or vote at the meetings of the shareholders of the Company.

12. AMENDMENT WITH APPROVAL OF HOLDERS OF SERIES F PREFERRED SHARES

         The rights, privileges, restrictions and conditions associated with the Series F Preferred Shares may be amended, whether by addition, amendment or deletion, only with the approval of the holders of Series F Preferred Shares given as specified below.

13.      APPROVAL OF HOLDERS OF SERIES F PREFERRED SHARES

         The approval of holders of Series F Preferred Shares required in order to amend a right, privilege, restriction or condition associated with Series F Preferred Shares, whether by means of an addition, amendment or suppression, or with respective to any other question requiring the consent of the holders of the Series F Preferred Shares may be given in a way that may then be prescribed by law, subject to the minimum condition of the approval given by means of a resolution signed by all the holders of Series F Preferred Shares or by the affirmative vote of at least two thirds of votes expressed at a meeting of the holders of the Series F Preferred Shares duly called for this purpose.

14.      NOTICE

         Any notice, cheque or notice of redemption or any other communication from the Company and provided herein must be sent to the holders of the Series F Preferred Shares by first-class mail, postage paid or hand delivered to these holders at their respective address appearing in the register of securities held by the Company or, if no address is shown there, at the last known address of the Company. The accidental omission of sending any such notice or notice of redemption or any other message to one or several holders of Series F Preferred Shares shall not taint the validity of any such document; however, at the time when such omission is noted, a copy of the notice, notice of redemption or any other message, as appropriate, shall be sent or delivered immediately to the holder(s). Unless otherwise indicated herein, any notice, request, certificate or other message from a holder of Series F Preferred Shares and provided herein must be sent to the Company by first-class mail, postage-paid or hand-delivered to the Company at the head office.

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on JUNE 13, 2001, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON JUNE 19, 2001
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

N930Z18L87V71JA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE

-------------------------------------------------------------------------------------------------------------

2.   |X|  Petition submitted under section 123.140 ff of the Companies Act.

3.   The articles of the company are amended as follows:

By the addition, on the articles of amendment form accompanying the certificate of December 8, 2000, after the word "integrating" the following phrase:

         "...and by the creation of 10,000,000 common shares with no par value to which are added the 3,000,0000 common shares created by the certificate and articles of amalgamation of September 1, 1985 of the
         Company, without restriction, however, as to the total consideration that can be received by the Company when they are issued, should that occur."
-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                   December 8, 2000

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]



----------------------------
For official use only:

Gouvernement du Quebec
        filed on

           June 13, 2001

Inspector General of
Financial Institutions
----------------------------

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on JUNE 29, 2001, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON JULY 3, 2001
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

T330Z18L87V70JA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

     (i) by the increase in the number of common shares that the Company is authorized to issue in order to make it unlimited;

     (ii) by the amendment of the minimum number of directors appearing in section 3 of the articles of amalgamation of September 1, 1989 of the Company, from 9 as previously to 1;

     (iii) by the addition, as other provisions of the deed of incorporation of the Company, of the following provisions:

         - The number of shareholders of the Company is limited to 50, excluding persons who are employed by the Company and persons who, having been previously employed by the Company, were shareholders of the Company during the period they were in its service or have continued to be after having left its service, 2 persons or more holding in common 1 or several shares being counted as a single shareholder;

         - Any public offering or invitation to the public to subscribe to securities of the Company is prohibited.


-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A                                                    N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:   [signed]


------------------------------
For official use only:

Gouvernement du Quebec
        filed on

                      June 29, 2001

Inspector General of
Financial Institutions
------------------------------

                                 [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on MARCH 28, 2003, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON MARCH 31, 2003
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

S130Z18L87V73MA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

         by the addition of a right of conversion to the rights, privileges, restrictions and conditions attaching to the Series E Preferred Shares, as they appear from Schedule 1 to the certificate and articles of amendment dated August 6, 1998 of the Company ("SCHEDULE 1"), such right being further described in Section 15 of Schedule A attached hereto to form integral hereof, such Section 15 to be deemed inserted following Section 14 of Schedule 1.


-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A                                                    N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:   [signed]


-----------------------------
For official use only:

Gouvernement du Quebec
        filed on

        March 28, 2003

Inspector General of
Financial Institutions
-----------------------------

                                   SCHEDULE A

                         to the articles of amendment of

                                 VIDEOTRON LTEE


15.      RIGHT OF CONVERSION

         The holders of any Series E Preferred Shares have the right, at their option and at any time, to convert all or part only of the Series E Preferred Shares which they hold to Common Shares at 750,000 Common Shares for each Series E Preferred Shares so converted.

         The right of conversion of the Series E Preferred Shares provided for in this subsection may be exercised by written notice of the registered holders of the Series E Preferred Shares to be converted sent to any office of any transfer agent of the Company where the Series E Preferred Shares may be transferred or, if there is no transfer agent for such purposes, to the Company, at the head office of the Company. In all cases, such notice shall be duly signed by the registered holder and indicate the number of Series E Preferred Shares which such holder desires to convert to Common Shares. Such notice shall be accompanied by the certificate or certificates representing the Series E Preferred Shares which the holder desires thereby to convert. If part only of the Series E Preferred Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive, at the expense of the Company, a new certificate representing the Series E Preferred Shares which are not to be converted.

         At the time of any conversion of Series E Preferred Shares under this subsection, the Company must, without cost to the holder, issue, deliver or cause to be delivered to the holder of the Series E Preferred Shares so converted, one or more certificates issued in his name or in any other name which may be indicated to the Company by such holder, and representing the number of fully-paid Common Shares to which the holder shall be entitled pursuant to the conversion. This conversion shall be deemed to have been made at the close of business on the date on which the certificates representing the Series E Preferred Shares to be converted shall have been remitted for purposes of exchange, such that the rights of a holder of Series E Preferred Shares, as a holder of such Series E Preferred Shares, shall cease at that time, subject to the following provisions, and such that the person being entitled to receive the Common Shares pursuant to this conversion be considered, for all purposes, as having become the registered holder of these Common Shares on this date subject to the following provisions.

         The registered holders of Series E Preferred Shares on a date of reference chosen by the Company in order to determine the holders of Series E Preferred Shares being entitled to receive a declared dividend on such Series E Preferred Shares shall be entitled to receive such dividend notwithstanding the fact that the Series E Preferred Shares which they hold are converted to Common Shares in accordance with the aforesaid terms and conditions after such date of reference but before the date of payment of such dividend. In addition, the holder of Common Shares issued pursuant to the conversion shall rank equally with the registered holders of any other Common Shares in respect of all the declared dividends payable to the holders of the Common Shares registered as such on a given date of reference, if such date of reference is subsequent to the date of conversion.

         The Series E Preferred Shares converted to Common Share shall become issued Common Shares as fully paid and non-assessable which shall have the rights attaching to Common Shares.

         At the time of a conversion of Series E Preferred Shares to Common Shares, the issued and paid-up share capital account maintained for the Series E Preferred Shares shall be reduced and issued and paid-up share capital account maintained for the Common Shares shall be increased, by an amount equal to the result obtained by dividing i) the product obtained by multiplying the amount of the issued and paid-up share capital ascribed to the Series E Preferred Shares by the number of Series E Preferred Shares so converted, by ii) the total number of outstanding Series E Preferred Shares immediately prior to such conversion.

[QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on MAY 14, 2003, pursuant to
                           Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON MAY 27, 2003
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

1730Z18L87V72MA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the Company are amended as follows:

         by the modification of the right of conversion to the rights, privileges, restrictions and conditions attaching to the Series E
         Preferred Shares, as they appear from Schedule A to the certificate and articles of amendment dated March 28, 2003 of the Company ("SCHEDULE
         A"), such right being further described in Section 15 of schedule A attached hereto to form integral hereof, such Section 15 to be deemed inserted following Section 14 of Schedule 1 to replace the Schedule A attached to the article of amendment dated March 28, 2003.


-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of Company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A                                                    N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.

Signature of the authorized director:   [signed]


---------------------------------
For official use only:

Gouvernement du Quebec
        filed on

        May 14, 2003

Inspector General of
Financial Institutions
---------------------------------

                                   SCHEDULE A

                         to the articles of amendment of

                                 VIDEOTRON LTEE

15.      RIGHT OF CONVERSION

         The holders of any Series E Preferred Shares have the right, at their option and at any time, to convert all or part only of the Series E Preferred Shares which they hold to Common Shares at 750,000 Common Shares for each Series E Preferred Shares so converted.

         The right of conversion of the Series E Preferred Shares provided for in this subsection may be exercised by written notice of the registered holders of the Series E Preferred Shares to be converted sent to any office of any transfer agent of the Company where the Series E Preferred Shares may be transferred or, if there is no transfer agent of the Company where the Series E Preferred Shares may be transferred or, if there is no transfer agent for such purposes, to the Company, at the head office of the Company. In all cases, such notice shall be duly signed by the registered holder and indicate the number of Series E Preferred Shares which such holder desires to convert to Common shares. Such notice shall be accompanied by the certificate or certificates representing the Series E Preferred Shares represented by a certificate accompanying the notice are to be converted, the holder is entitled to receive, at the expense of the Company, a new certificate representing the Series E Preferred Shares which are not to be converted.

         At the time of any conversion of Series E Preferred Shares under this subsection, the Company must, without cost to the holder, issue, deliver or cause to be delivered to the holder of the Series E Preferred Shares so converted, one or more certificates issued in his name or in any other name which may be indicated to the Company by such holder, and representing the number of fully-paid Common Shares to which the holder shall be entitled pursuant to the conversion. This conversion shall be deemed to have been made at the close of business on the date on which the certificates representing the Series E Preferred Shares to be converted shall have been remitted for purposes of exchange, such that the rights of a holder of Series E Preferred Shares, as a holder of such Series E Preferred Shares, shall cease at that time, subject to the following provisions, and such that the person being entitled to receive the Common Shares pursuant to this conversion be considered, for all purposes, as having become the registered holder of these Common Shares on this date subject to the following provisions.

         The registered holders of Series E Preferred Shares on a date of reference chosen by the Company in order to determine the holders of Series E Preferred Shares being entitled to receive a declared dividend on such Series E Preferred Shares shall be entitled to receive such dividend notwithstanding the fact that the Series E Preferred Shares which they hold are converted to Common Shares in accordance with the aforesaid terms and conditions after such date of reference but before the date of payment of such dividend. In addition, the holder of Common Shares issued pursuant to the conversion shall rank equally with the registered holders of any other Common Shares in respect of all the declared dividends payable to the holders of the Common Shares registered as such on a given date of reference, if such date of reference is subsequent to the date of conversion.

         The Series E Preferred Shares converted to Common Shares shall become issued Common Shares as fully paid and non-assessable which shall have the rights attaching to the Common Shares.

         At the time of a conversion of Series E Preferred Shares to Common Shares, the issued and paid-up share capital account maintained for the Series E Preferred Shares shall be reduced and the issued and paid-up share capital account maintained for the Common Shares shall be increased, by an amount equal to the result obtained by dividing i) the product obtained by multiplying the amount of the issued and paid-up share capital ascribed to the Series E Preferred shares by the number of Series E Preferred Shares so converted, by ii) the total number of outstanding Series E Preferred Shares immediately prior to such conversion.

[QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON LTEE


                           has amended its articles on OCTOBER 1, 2003, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON OCTOBER 2, 2003
UNDER DESIGNATING NO. 1140137788

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E230Z18L87V70OA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A


-------------------------------------------------------------------------------------------------------------
1   Company Name

         VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the company are amended as follows:

     1. by amendment of the minimum and maximum number of the directors of the Company appearing in the articles of amalgamation dated September 1, 1989, as amended by the articles of amendment dated June 29, 2001, such that the minimum and maximum number of directors of the Company now reads as follows:

         Minimum number: 3 -- Maximum number: 15;

     2. by the cancellation of paragraph (iii) of the articles of amendment dated June 29, 2001 representing the provisions a) limiting to 50 the number of the shareholders of the Company and b) prohibiting any public offering of subscriptions to the securities of the Company.


-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date        5. Name of company (or designation no.) prior to
     of filing (see instructions)                               the amendment if different from that
                                                                appearing in box 1:
                         N/A                                                    N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   Jacques Mellette



------------------------------
For official use only:

Gouvernement du Quebec
        filed on
          Oct. 1, 2003

Inspector General of
Financial Institutions
------------------------------